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                                                                  EXHIBIT 10.97


                            AMENDMENT TO LG&E ENERGY CORP.
                              NONQUALIFIED SAVINGS PLAN


1.    Section  2.5 shall be deleted and replaced in its entirety as follows:

      "Section 2.5 COMPANY. "Company means Louisville Gas and Electric Company, LG&E Energy Corp., and LG&E Power Inc., Kentucky corporations, and any subsidiary or affiliated companies authorized by the Board of Directors to participate in this Plan."

The amendments described herein shall be effective as of December 1, 1999.